Exhibit 24.2

Power of Attorney

Sunshine Silver Mines Corporation

NOW ALL MEN BY THESE PRESENTS, the undersigned whose signature appears below constitutes and appoints Stephen Orr and Roger Johnson, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act separately and full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of Sunshine Silver Mines Corporation (File No. 333-175389) and all additional registration statements pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ John Ellis
John Ellis
Director

September 11, 2011

Power of Attorney

Sunshine Silver Mines Corporation

NOW ALL MEN BY THESE PRESENTS, the undersigned whose signature appears below constitutes and appoints Stephen Orr and Roger Johnson, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act separately and full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of Sunshine Silver Mines Corporation (File No. 333-175389) and all additional registration statements pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ Marc Faber
Marc Faber
Director

September 9, 2011

Power of Attorney

Sunshine Silver Mines Corporation

NOW ALL MEN BY THESE PRESENTS, the undersigned whose signature appears below constitutes and appoints Stephen Orr and Roger Johnson, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act separately and full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of Sunshine Silver Mines Corporation (File No. 333-175389) and all additional registration statements pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ Wayne Kirk
Wayne Kirk
Director

September 12, 2011

Power of Attorney

Sunshine Silver Mines Corporation

NOW ALL MEN BY THESE PRESENTS, the undersigned whose signature appears below constitutes and appoints Stephen Orr and Roger Johnson, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act separately and full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of Sunshine Silver Mines Corporation (File No. 333-175389) and all additional registration statements pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ Michael S. Parrett
Michael S. Parrett
Director

September 9, 2011

Power of Attorney

Sunshine Silver Mines Corporation

NOW ALL MEN BY THESE PRESENTS, the undersigned whose signature appears below constitutes and appoints Stephen Orr and Roger Johnson, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act separately and full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of Sunshine Silver Mines Corporation (File No. 333-175389) and all additional registration statements pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ David Peat
David Peat
Director

September 9, 2011

Power of Attorney

Sunshine Silver Mines Corporation

KNOW ALL MEN BY THESE PRESENTS, the undersigned whose signature appears below constitutes and appoints Stephen Orr and Roger Johnson, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act separately and full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement of Sunshine Silver Mines Corporation (File No. 333-175389) and all additional registration statements pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ Robert A. Quartermain
Robert A. Quartermain
Director

September 9, 2011